SUMMARY PROSPECTUS

FEBRUARY 1, 2010, AS AMENDED MAY 25, 2010

TIAA-CREF MANAGED ALLOCATION FUND

of the TIAA-CREF Funds

Class Ticker: Retail TIMRX Retirement TITRX Institutional TIMIX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.tiaa-cref.org/tcfma. You can also get this information at no cost by calling 800 223-1200 or by sending an e-mail request to disclosure@tiaa-cref.org. The Fund’s prospectus and Statement of Additional Information (“SAI”), each dated February 1, 2010, and the audited financial statements on pages 114-190 of the Fund’s shareholder report dated September 30, 2009 are incorporated into this Summary Prospectus by reference and may be obtained free of charge at the website, phone number or e-mail address noted above.

INVESTMENT OBJECTIVE

The Fund seeks favorable returns that reflect the broad investment performance of the financial markets through capital appreciation and investment income. The Fund will pursue this goal through a "fund of funds" approach, whereby the Fund will make investments primarily in other mutual funds.

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FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

	Retail Class	Retirement Class	Institutional Class
Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%	0%	0%
Maximum Deferred Sales Charge	0%	0%	0%
Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%	0%	0%
Redemption or Exchange Fee	0%	0%	0%
Account Maintenance Fee (annual fee on accounts under $2,000)	$15.00	0%	0%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Retail Class	Retirement Class	Institutional Class
Management Fees	—	—	—
Distribution (Rule 12b-1) Fees[1]	0.25%	—	—
Other Expenses	0.24%	0.34%	0.10%
Acquired Fund Fees and Expenses[2]	0.43%	0.43%	0.43%
Total Annual Fund Operating Expenses	0.92%	0.77%	0.53%
Waivers and Expense Reimbursements[3]	0.24%	0.09%	0.10%
Net Annual Fund Operating Expenses	0.68%	0.68%	0.43%

1 The Retail Class of the Fund has adopted a Distribution (12b-1) Plan that reimburses the Fund’s distributor, Teachers Personal Investors Services, Inc. (“TPIS”), for providing distribution, promotional and shareholder services to the Retail Class shares at the annual rate of 0.25% of average daily net assets attributable to Retail Class shares. Although historically reimbursements under this Plan have been waived by TPIS, effective August 1, 2009, this waiver terminated. Therefore, because the termination has been in effect for only a partial year, the amounts shown in the “Net Annual Fund Operating Expenses” column above are estimated to be the expense ratios that Retail Class shareholders will actually pay.

2 “Acquired Fund Fees and Expenses” are the Fund’s proportionate amount of the expenses of any investment companies or pools in which they invest. These expenses are not paid directly by Fund shareholders. Instead, Fund shareholders bear these expenses indirectly because they reduce Fund performance. Because “Acquired Fund Fees and Expenses” are included in the chart above, the Fund’s operating expenses here will not correlate with the expenses included in the Financial Highlights in this Prospectus and the Fund’s 2009 annual report.

3 Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”) has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses and extraordinary expenses) that exceed: 0.00% of average daily net assets for Institutional Class shares and 0.25% of average daily net assets for Retail and Retirement Class shares of the Fund. These expense reimbursement arrangements will continue through at least January 31, 2011, unless changed with approval of the Board of Trustees.

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Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s expense reimbursement agreement will remain in place until January 31, 2011 but that there will be no waiver or expense reimbursement agreement in effect thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Retail Class	Retirement Class	Institutional Class
1 Year	$69	$69	$44
3 Years	$269	$237	$160
5 Years	$486	$419	$286
10 Years	$1,109	$946	$655

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 48% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund may invest in shares of underlying funds such as: (1) the Trust’s other investment funds; and (2) other mutual funds or other permissible investment pools or products that may be selected by the Board of Trustees from time to time. The Managed Allocation Fund may invest in underlying funds or products other than those listed above at any time in the future without obtaining shareholder approval. These additional underlying funds or products may have different investment objectives and styles from those currently held by the Fund and may change the risk profile of the Fund. The Fund will notify you where the addition of underlying funds or products would have a material effect on the composition of the Fund’s investment portfolio.

Generally, the Fund will seek to meet its investment objective by investing: (1) approximately 60% of its assets in equity funds including up to 5% of its assets in real estate funds; and (2) approximately 40% of its assets in fixed-income funds (“target allocations”).

The Fund currently intends to invest in the following equity funds:

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• Growth & Income Fund, which invests primarily in a broadly diversified portfolio of income-producing equity securities selected for their investment potential.

• International Equity Fund, which invests primarily in a broadly diversified portfolio of foreign equity investments.

• Large-Cap Growth Fund, which invests primarily in a diversified portfolio of common stocks that Advisors believes present the opportunity for growth, such as stocks of large-cap companies in new and emerging areas of the economy and companies with distinctive products or promising markets.

• Large-Cap Value Fund, which invests primarily in equity securities of large domestic companies that Advisors believes appear undervalued by the market based on an evaluation of their potential worth.

• Mid-Cap Growth Fund, which invests primarily in mid-cap equity securities that Advisors believes present the opportunity for growth.

• Mid-Cap Value Fund, which invests primarily in mid-cap equity securities that Advisors believes are undervalued by the market based on an evaluation of their potential worth.

• Small-Cap Equity Fund, which invests primarily in equity securities of smaller domestic companies across a wide range of sectors, growth rates and valuations that appear to have favorable prospects for significant long-term capital appreciation.

• Enhanced International Equity Index Fund, which seeks to enhance the return of the Fund relative to the MSCI EAFE® Index by investing in equity securities of foreign issuers within this index, but not necessarily at index weightings.

• Enhanced Large-Cap Growth Index Fund, which seeks to enhance the return of the Fund relative to the Russell 1000® Growth Index by investing in large-cap equity securities of issuers within this index, but not necessarily at index weightings.

• Enhanced Large-Cap Value Index Fund, which seeks to enhance the return of the Fund relative to the Russell 1000® Value Index by investing in large-cap equity securities of issuers within this index, but not necessarily at index weightings.

• The Managed Allocation Fund may invest in the Real Estate Securities Fund, which invests primarily in equity securities of companies that are principally engaged in or related to the real estate industry, including those that own significant real estate assets such as REITs, to gain asset allocation exposure to the real estate industry.

The Fund currently intends to invest in the following fixed-income funds:

• Bond Plus Fund, which divides its portfolio into two segments, one of which invests in a broad range of investment-grade debt securities, and the other of which seeks enhanced returns through investments in illiquid or non-investment-grade securities.

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• Short-Term Bond Fund, which invests primarily in a broad range of U.S. Treasury and agency securities, and investment-grade corporate bonds with maturities from 1-5 years.

• High-Yield Fund, which invests primarily in lower-rated, higher-yielding fixed-income securities, such as domestic and foreign corporate bonds, debentures, loans and notes, as well as convertible securities and preferred stocks.

• Inflation-Linked Bond Fund, which invests primarily in inflation-linked bonds—fixed-income securities whose returns are designed to track a specified inflation index over the life of the security.

As a result of its investments in the underlying funds, the Managed Allocation Fund’s returns will reflect investments in a mix of domestic stocks of companies of all sizes, foreign equities, real estate securities and a variety of domestic and foreign fixed-income instruments of private and governmental issuers of varying maturities and credit qualities. To maintain an appropriate allocation among the underlying funds, the Fund monitors the foreign and domestic equity markets, as well as overall financial and economic conditions. If Advisors believes that the relative attractiveness of the markets in which the equity and fixed-income funds are invested changes, it can adjust the percentage of investments in these underlying funds up or down by 10%. At any given time the Fund may hold between 0 to 5% of its assets in real estate funds. The Fund’s benchmark is a composite of three benchmark indices representing three types of market sectors within the equity and fixed-income underlying fund asset classes, i.e., domestic equity, international equity and fixed-income. The composite index is created by applying the results of the benchmark for each of these three market sectors in proportion to the Fund’s target allocations among the three market sectors. For more information about the different indices that comprise the Fund’s composite benchmark index, please see “More About Benchmarks and Other Indices” below.

The composition of the Fund’s fixed-income portion will vary depending on the shape of the yield curve. This means that when there is not much difference between the yield on short-term and long-term bonds, the Fund will increase its investments in the Short-Term Bond Fund. The Fund will have less than 5% of its assets in the High-Yield Fund.

The Fund might sometimes be even more heavily weighted toward equities or fixed-income, if Advisors believes market conditions warrant. For example, the Fund might increase its holdings in fixed-income funds in periods when Advisors believes equity markets will decline.

As part of the Fund’s ability to invest in unaffiliated investment products or pools noted above, the Board has authorized the Fund to invest in exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”). The Fund may use investments in ETFs and ETNs to gain exposure to various market sectors or securities in order to effect its asset allocation strategy. Additionally, the Fund may use ETFs and ETNs for cash management, hedging or defensive purposes.

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ETFs and ETNs will be subject to the risks associated with the types of securities or sectors that they track, while ETNs, which are structured as fixed-income obligations, will also be subject to the general risks of fixed-income securities, including credit risk.

For flexibility in meeting redemptions, expenses and the timing of new investments, and as a short-term defense during periods of unusual volatility, the Fund may invest in government securities (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), short-term paper or shares of the Money Market Fund. For temporary defensive purposes, the Managed Allocation Fund may invest without limitation in such securities. The Fund cannot guarantee that this strategy will be successful.

PRINCIPAL INVESTMENT RISKS

You could lose money over short or long periods by investing in this Fund. Accordingly, an investment in the Fund, or the Fund’s portfolio securities, typically is subject to the following principal investment risks:

• Asset Allocation Risk—The risk that the Fund may not achieve its target allocations. In addition, there is the risk that the asset allocations may not achieve the desired risk-return characteristic or that the selection of Underlying Funds and the allocations among them will result in the Fund underperforming other similar funds or cause an investor to lose money.

• Active Management Risk—The risk that poor securities selection by the Fund’s investment adviser could cause the Fund to underperform its benchmark index or mutual funds with similar investment objectives.

• Market Risk—The risk that market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions.

• Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the security over short or extended periods of time.

• Foreign Investment Risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments and can result in greater price volatility and perform differently from securities of U.S. issuers. This risk may be heightened in emerging or developing markets.

• Large-Cap Risk—The risk that large-capitalization companies are more mature and may grow more slowly than the economy as a whole and tend to go in and out of favor based on market and economic conditions.

• Mid-Cap Risk—The risk that the stocks of mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

• Small-Cap Risk—The risk that the stocks of small-capitalization companies often experience greater price volatility than large- or mid-sized

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companies because small-cap companies are often newer or less established than larger companies and are likely to have more limited resources, products and markets. Securities of small-cap companies are often less liquid than securities of larger companies as a result of there being a smaller market for their securities.

• Interest Rate Risk (a type of Market Risk)—The risk that increases in interest rates can cause the prices of fixed-income securities to decline.

• Enhanced Index Risk—As an enhanced index fund, the Fund may also underperform its benchmark index due to differences between the Fund and the benchmark index.

• Credit Risk (a type of Company Risk)—The risk that the issuer of bonds may not be able to meet interest or principal payments when the bonds become due.

• Call Risk—The risk that, during periods of falling interest rates, an issuer may call (or repay) a fixed-income security prior to maturity, resulting in a decline in the Fund’s income.

• Prepayment Risk—The risk that during periods of falling interest rates, borrowers pay off their mortgage loans sooner than expected, forcing the Fund to reinvest the unanticipated proceeds at lower interest rates and resulting in a decline in income.

• Extension Risk—The risk that during periods of rising interest rates, borrowers pay off their mortgage loans later than expected, preventing the Fund from reinvesting principal proceeds at higher interest rates and resulting in less income than potentially available.

• Derivatives Risk—The risks associated with investing in derivatives may be different and greater than the risks associated with directly investing in the underlying securities and other instruments. The Fund may use futures and options, and the Fund may also use more complex derivatives such as swaps that might present liquidity, credit and counterparty risk.

• Underlying Fund Risk—The ability of the Fund to achieve its investment objective will depend upon the ability of the Underlying Funds to achieve their investment objectives. There can be no guarantee that any Underlying Fund will achieve its investment objective.

There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see page 13 of the prospectus for detailed information about the risks described above.

PAST PERFORMANCE

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Institutional Class of the Fund, before taxes, in each full calendar year since inception of the class. Because the expenses vary across share classes, the performance of the Institutional Class

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will vary from the other share classes. Below the bar chart are the best and worst returns for a calendar quarter since inception of the Institutional Class. The performance table following the bar chart shows the Fund’s average annual total returns for the Institutional Class, Retirement Class and Retail Class over the one-year and since-inception periods (where applicable) ended December 31, 2009, and how those returns compare to those of the Fund’s benchmark index. After-tax performance is shown only for Institutional Class shares, and after-tax returns for the other Classes of shares will vary from the after-tax returns presented for Institutional Class shares.

The returns shown below reﬂect previous agreements by the Fund’s investment adviser to waive or reimburse the Fund for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The benchmark index listed below is unmanaged, and you cannot invest directly in the index. The returns for the index reflect no deduction for fees, expenses or taxes. For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa-cref.org.

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ANNUAL TOTAL RETURNS FOR THE INSTITUTIONAL CLASS SHARES (%)

Best quarter: 12.65%, for the quarter ended June 30, 2009. Worst quarter: -14.15%, for the quarter ended December 31, 2008.

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2009

	One Year	Since Inception
Institutional Class (Inception: March 31, 2006)
Return Before Taxes	22.46%	0.64%
Return After Taxes on Distributions	21.46%	–0.48%
Return After Taxes on Distributions and Sale of
Fund Shares	14.71%	–0.02%
Russell 3000® Index	28.34%	–1.93%
Managed Allocation Composite Index	20.02%	1.74%
Retail Class (Inception: March 31, 2006)
Return Before Taxes	22.35%	0.61%
Retirement Class (Inception: March 31, 2006)
Return Before Taxes	22.04%	0.36%

Current performance of the Fund’s shares may be higher or lower than that shown above.

After-tax returns are calculated using the historical highest individual federal marginal income tax-rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs).

PORTFOLIO MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.

Portfolio Managers. The following persons jointly manage the Fund on a day-to-day basis:

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Name:	John Cunniff, CFA	Hans Erickson, CFA	Pablo Mitchell
Title:	Managing Director	Managing Director	Associate
Experience on Fund:	since 2006	since 2006	since 2006

PURCHASE AND SALE OF FUND SHARES

Retail Class shares are available for purchase through financial intermediaries or by contacting the Fund directly at 800 223-1200 or www.tiaa-cref.org. Retirement Class shares are generally available for purchase through employee benefit plans. Institutional Class shares are available for purchase directly from the Fund by certain eligible investors or through financial intermediaries.

• The minimum initial investment for Retail Class shares is $2,000 for Traditional IRA, Roth IRA and Coverdell accounts and $2,500 for all other account types. Subsequent investments for all account types must be at least $100.

• There is no minimum initial or subsequent investment for Retirement Class shares. Retirement Class shares are primarily offered through employer-sponsored employee benefit plans.

• The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates.

Redeeming Shares. You can redeem (sell) your shares of the Fund at any time. If your shares are held through a third party, please contact that person for applicable redemption requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

Exchanging Shares. You can exchange shares of the Fund for the same class of shares of any other funds offered by the TIAA-CREF Funds at any time, subject to the limitations described in the Market Timing/Excessive Trading Policy at page 57 of the prospectus or any limitations imposed by a third party when shares are held through a third party.

TAX INFORMATION

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year.

PAYMENTS TO BROKER-DEALERS AND OTHER
FINANCIAL INTERMEDIARY COMPENSATION

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These

10     Summary Prospectus  ■  TIAA-CREF Managed Allocation Fund

payments may create a conﬂict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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BV-SFICOC-US09000076

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